THE MANAGERS FUNDS

MANAGERS INTERNATIONAL EQUITY FUND

Supplement dated March 12, 2009

to the Prospectus dated April 1, 2008

(as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008, October 17, 2008, October 23, 2008, December 5, 2008 and January 5, 2009)

The following information supplements and supersedes any information to the contrary relating to Managers International Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Prospectus dated April 1, 2008, as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008, October 17, 2008, October 23, 2008, December 5, 2008 and January 5, 2009 (the “Prospectus”).

At a meeting held on March 5-6, 2009, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Fund between the Fund’s investment manager, Managers Investment Group LLC (“Managers”), and Wellington Management Company, LLP (“Wellington”). The Trust’s Board of Trustees also approved the appointment of Martin Currie Inc. as a new subadvisor (“Martin Currie” or the “Subadvisor”) to the Fund effective March 25, 2009. Therefore, effective March 25, 2009, Wellington will no longer be a subadvisor to the Fund, and all references to the Subadvisors to the Fund shall now refer to AllianceBernstein L.P. (“AllianceBernstein”), Lazard Asset Management LLC (“Lazard”), and Martin Currie.

With respect to the Fund, Managers is responsible for managing and transferring assets formerly managed by Wellington to Martin Currie. Managers has employed a transition manager to assist with the transfer of assets. Until a portion of the assets formerly managed by Wellington are transferred or sold, they remain invested in securities selected by Wellington. Keitha L. Kinne is primarily responsible for overseeing the transition manager on behalf of Managers. Ms. Kinne is a Managing Partner and Chief Operating Officer of Managers and has held those positions since 2007, and has been the Chief Investment Officer of Managers since 2008. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007, served as Managing Director at Citigroup Asset Management from 2004 to 2006, and also served as Senior Vice President of Prudential Investments from 1999 to 2004.

Effective March 25, 2009, the Prospectus is hereby amended as follows:

All references to Wellington shall be deleted and all references to the Subadvisors to the Fund shall refer to AllianceBernstein, Lazard and Martin Currie. Additionally, under “Summary of the Funds – Managers International Equity Fund” on page twenty of the Prospectus, the section titled “Principal Investment Strategies” is hereby deleted and replaced with the following:

Principal Investment Strategies

The Fund’s assets are currently managed by three Subadvisors, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Each Subadvisor examines the underlying businesses, financial statements, competitive environments, and company managements in order to assess the future profitability of each company. Specifically:

•

AllianceBernstein uses a value approach through that it seeks to identify companies whose shares are available for less than what it considers to be fair value. AllianceBernstein uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes.

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Lazard generally seeks to identify long-term investment themes that may affect the profitability of companies in particular industries, regions, or countries. For example, Lazard may identify broad-based demographic trends, such as an increase in the average age of a region’s population, which may make investment in particular companies or industries attractive.

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Martin Currie uses a fully integrated investment process to identify what it believes are the best investment opportunities internationally. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool. Martin Currie believes “change” is the central dynamic behind stock price movement. This means that its process attempts to recognize change at the company level and at the macro level. Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage.

•	A stock is typically sold if a Subadvisor believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations to the stocks such as increases in the price to earnings ratio.

Furthermore, under “Summary of the Funds-Fund Management,” the following information is hereby added to the sub-section titled “Managers International Equity Fund” on page forty-five of the Prospectus, the reference to Wellington in the first sentence is hereby replaced with a reference to Martin Currie, and all other references to Wellington are hereby deleted:

Martin Currie, located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES, is a Subadvisor to the Fund and has managed a portion of the Fund since March 25, 2009. As of December 31, 2008, Martin Currie managed approximately $14.2 billion in assets for clients worldwide, including financial institutions, charities, foundations, pension funds and investment trusts. James Fairweather is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Martin Currie, having managed a portion of the Fund since March 25, 2009. Mr. Fairweather was appointed chief investment officer (“CIO”) of Martin Currie in 1997, having been deputy CIO for Martin Currie since 1994. He is responsible for the company’s investment strategy and the management of Martin Currie’s global products. He joined Martin Currie in 1984 and has been a member of the global equities team since his arrival.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

THE MANAGERS FUNDS

MANAGERS INTERNATIONAL EQUITY FUND

Supplement dated March 12, 2009

to the Statement of Additional Information dated April 1, 2008

(as supplemented September 15, 2008, October 23, 2008, January 5, 2009 and January 22, 2009)

The following information supplements and supersedes any information to the contrary relating to Managers International Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Statement of Additional Information dated April 1, 2008, as supplemented September 15, 2008, October 23, 2008, January 5, 2009 and January 22, 2009 (the “SAI”).

At a meeting held on March 5-6, 2009, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Fund between the Fund’s investment manager, Managers Investment Group LLC (“Managers”), and Wellington Management Company, LLP (“Wellington”). The Trust’s Board of Trustees also approved the appointment of Martin Currie Inc. as a new subadvisor (“Martin Currie” or the “Subadvisor”) to the Fund effective March 25, 2009. Therefore, effective March 25, 2009, Wellington will no longer be a subadvisor to the Fund, and all references to the Subadvisors to the Fund shall now refer to AllianceBernstein L.P. (“AllianceBernstein”), Lazard Asset Management LLC (“Lazard”), and Martin Currie.

Effective March 25, 2009, the SAI is hereby amended as follows. All references to Wellington as a subadvisor to the Fund shall be deleted, and all references to the Subadvisors to the Fund in the SAI shall now refer to AllianceBernstein, Lazard and Martin Currie. Additionally, the disclosure in the section titled “Subadvisors and Portfolio Managers of the Funds–International Equity Fund,” on page fifty-six of the SAI is hereby supplemented with the following information with respect to Martin Currie (the information regarding AllianceBernstein and Lazard is not replaced) :

International Equity Fund

Martin Currie Inc. (“Martin Currie”)

Other Accounts Managed by the Portfolio Manager

Martin Currie has served as a Subadvisor to the Managers International Equity Fund since March 25, 2009. Martin Currie is part of the Martin Currie group of companies and is directly controlled by Martin Currie Limited, a wholly owned subsidiary of Martin Currie (Holdings) Limited. James Fairweather is the portfolio manager primarily responsible for the day-to-day management of the portion of the Managers International Equity Fund managed by Martin Currie. Information provided below relating to other accounts managed and Fund ownership by the portfolio manager is as of December 31, 2008.

Portfolio Manager: James Fairweather

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$487	None	None
Other Pooled Investment Vehicles	4	$86	None	None
Other Accounts	22	$2,729	None	None

Potential Material Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. A fundamental ethical principle of Martin Currie is to pay due regard to the interests of its clients and to ensure it manages potential conflicts of interest fairly. Moreover, Martin Currie has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Martin Currie’s internal controls in order to prevent such conflicts of interest from arising. Its conflict management policy is designed to ensure that the business maintains and operates, on an ongoing basis, effective processes and controls to minimize the risk of such conflicts. These policies and procedures are contained in Martin Currie’s compliance manual, which includes a set of policies and procedures that are designed to assure that Martin Currie complies with the requirements of the Investment Advisers Act of 1940, as amended, and generally requires both Martin Currie and its employees to deal with all clients in a fair and equitable manner. Martin Currie maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

Martin Currie’s remuneration policy is designed to recruit and retain high quality staff, and to reward strong performance, personal accountability and working as a team. Martin Currie is an employee owned business and share ownership is a strong component of our remuneration.

Investment team reward is linked directly to investment performance in a clear and transparent way, so that our portfolio managers’ interests are aligned directly with that of our clients. Our overall remuneration strategy, which we call “Total Reward”, is comprised of performance-based incentives, salary, equity and other benefits. The main areas of compensation are outlined below:

Total Reward

We aim to pay competitive overall remuneration by annually benchmarking Total Reward against the market. All employees have a competitive basic salary, pension and other benefits, supported by the opportunity to participate in one or more of our performance based bonus schemes. Variable reward is in the form of bonus arrangements applicable to the role, and there are a range of bonus schemes applicable to different staff groups within the business.

Salary

All salaries are benchmarked against the market to ensure that basic salary is competitively positioned and appropriate. Salaries are fixed annually and reviewed against a set salary range for every role in the business. The salary range is determined with reference to the annual salary surveys of the investment management industry carried out by McLagan Partners (for the UK as a whole and worldwide) and DLA MCG Consulting (for Scotland specifically). Individuals’ salaries within the range for their role are determined by the skills and experience the individual brings to the role, and to their performance as assessed in their annual performance review.

Performance-based rewards

For all investment staff, performance-based reward is a major component of Total Reward. There are two parts to this:

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Performance-based remuneration: Remuneration for individual performance is based on the performance of the product and its risk management profile. The bonus is capped at a prescribed maximum percentage of salary. Performance is measured over a 12 month period. Performance assessment is determined by a range of factors, including conduct, behavior and adherence to company policies, as well as specific performance measures applicable to the person’s role. In the case of fund managers the key determinant of performance is the performance of the relevant funds against an agreed benchmark (i.e. relevant comparator portfolios), and taking into account the management of risk within the portfolio.

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Fee share: Portfolio managers receive a percentage of annual fee revenues less costs. This is payable on existing client funds to ensure a strong focus on maintaining and developing existing client relationships. The bonus payable is uncapped.

Equity

Equity is a key component of the Martin Currie culture and the business is primarily owned by employees. Typically, at least 10% of bonus is paid in Martin Currie shares. In addition, all permanent members of staff are assigned a target equity stake commensurate with their role. Employees are enabled to reach their stake through participating in one of our share option plans. Employees can also purchase shares outright.

Portfolio Managers

Performance targets for portfolio managers reflect the products they manage. All members of the investment team receive a base salary. In addition, they receive payments through a range of bonus schemes, one of which is capped to a maximum percentage of salary. This is a range of between 60% and 100% depending on their professional level, and is based upon meeting or exceeding investment performance. These individuals also receive a revenue share based on management fees, less costs, which is uncapped. Equity is part of the reward package and all employees own part of the company. There are reinvestment requirements within our bonus schemes, and options are also granted to key individuals.

Portfolio Manager’s Ownership of the Fund

As of December 31, 2008, Mr. Fairweather did not own shares of the Managers International Equity Fund.

The following information is added, and replaces references to Wellington, in Appendix B under the heading “International Equity Fund”:

Martin Currie Inc. (“Martin Currie”)

A copy of Martin Currie’s proxy voting guidelines is attached to this SAI as Appendix K.

The attachment to this Supplement titled “Martin Currie - Proxy Voting Policies and Procedures” hereby replaces in its entirety Appendix K of the SAI.

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APPENDIX K

Martin Currie Inc.

Statement of Policy and Procedures for Proxy Voting

PROXY VOTING

Introduction

As a registered investment adviser, Martin Currie, Inc. (“Martin Currie”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognise that we must exercise voting rights in the best interests of our clients.

Martin Currie recognizes the importance of good corporate governance in ensuring that management and Boards of Directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and Boards of Directors on corporate governance issues when deciding whether to invest in a company.

Martin Currie is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of Martin Currie, Inc. for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940, as amended.

Proxy Voting Policies

Our proxy voting is carried out by a third party, RiskMetrics. The way RiskMetrics vote on recommendations is based on their research and according to set guidelines (“RiskMetrics/NAPF guidelines”) agreed with Martin Currie. “NAPF” stands for National Association of Pension Funds. Where Martin Currie wishes the vote to be contrary to the RiskMetrics/NAPF guidelines, an instruction to do so will be given to RiskMetrics. Where we vote against the RiskMetrics/NAPF guidelines, evidence will be retained to show the reason why.

It is the general policy of the RiskMetrics/NAPF guidelines to support the management of the companies in which Martin Currie invests. Votes will therefore generally be cast in accordance with management’s proposals. However, Martin Currie reserves the right to depart from the RiskMetrics/NAPF guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. Martin Currie has overall responsibility to ensure that we are voting in accordance with this Policy and in the interests of our clients.

Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favour of the management proposed slate of directors. Reasons why we would not vote in favour include where the election of insiders or affiliated outsiders would cause the board not to be deemed independent, where directors have adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption or where directors have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withheld votes out of those cast at the previous board election. Consideration would be given as to whether the directors have responded to shareholder actions that have received significant shareholder support. We may withhold votes for directors who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter. Martin Currie believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation. Voting however would be on a case-by-case basis taking into account, amongst others, the following factors - the tenure of the audit firm, the establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price, the length of the rotation period and significant audit-related issues.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Martin Currie will generally cast its votes in accordance with the company’s management on such proposals but this will be considered on a case-by-case basis.

Corporate Restructurings, Mergers and Acquisitions: Martin Currie would vote reorganizations/ restructurings on a case-by-case basis based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Corporate Governance: Martin Currie recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfil their obligations to the shareholders. We generally favour proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility: Martin Currie recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation: Martin Currie generally votes case-by-case. RiskMetrics applies a quantitative methodology. We would vote against a plan if the cost exceeds the allowable cap. We would vote for a plan if the cost is reasonable unless certain conditions apply, for example, the plan expressly permits repricing of underwater options without shareholder approval or the company’s most recent three year burn rate is excessive and it is an outlier within its peer group.

Proxy Voting Procedures

Proxy voting

RiskMetrics is responsible for voting on behalf of Martin Currie according to the RiskMetrics/NAPF guidelines. The Product and Sector Managers are responsible for ensuring that where they wish to vote contrary to the RiskMetrics/NAPF guidelines, they inform the Middle Office team. The Middle Office team will inform RiskMetrics of how we wish to vote in this specific instance. The Middle Office is responsible for ensuring that full and adequate records of proxy voting are kept including the Product and Sector Manager’s rationale for voting contrary to the RiskMetrics/NAPF guidelines.

Review of Proxy Voting Policies

The Chief Compliance Officer will ensure that an annual review is carried out of the Firm’s Proxy Voting Policy. The Risk & Compliance team overseen by the Chief Compliance Officer will also consider specific proxy voting matters as and when deemed necessary.

Conflicts of Interest

Martin Currie recognizes that there is a potential conflict of interest when we vote a proxy solicited by a company with whom we have any material business or personal relationship that may affect how we vote on the issuer’s proxy.

As a third party is voting according to set guidelines, a conflict of interest will not exist where the client is voted in accordance with those guidelines. However if a Product or Sector Manager requests that we vote contrary to our policy or the RiskMetrics/NAPF guidelines for a client with whom we have any material business or personal relationship, the matter will be referred to the Risk & Compliance team by the Middle Office team. We would consider a possible conflict of interest to exist where proxy votes are issued by existing clients or where Martin Currie holds a significant voting percentage of the company.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking”. That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Martin Currie has determined that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we are likely to abstain from voting those shares.

Proxy Voting Record

Clients may obtain information on how Martin Currie voted with respect to their proxies by contacting our Client Services team at Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland, EH1 2ES, tel. 011-44-131-229-5252, fax 011-44-131-222-2527, email clientservices@martincurrie.com

There is a summary of the proxy voting procedure contained in our Form ADV Part II document, which is made available to all clients at least annually.

Amended: May 2008

K-4